Rule 497(k)
Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

Large Cap US Equity Select ETF

(the “Fund”)

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information

December 12, 2023

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, on or around February 29, 2024, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Bloomberg Shareholder Yield Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Large Cap™ Index. According to Bloomberg Index Services Limited, the index provider to the New Index, the New Index tracks the performance of US large- and mid-capitalization companies that have a track record of returning value to shareholders through dividends, buybacks and debt reduction in a manner that is within their capacity. The New Index is determined, composed and calculated by Bloomberg Index Services Limited.

Additionally, on or around February 29, 2024, the Fund’s name is expected to change to First Trust Bloomberg Shareholder Yield ETF and its new ticker symbol is expected to be SHRY. The Fund’s shares will continue to be listed for trading on Nasdaq, Inc. and Bloomberg Index Services Limited will serve as the Fund’s index provider.

Please Keep this Supplement for Future ReferencE